UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 7, 2010

ENTREMED, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9640 Medical Center Drive
Rockville, Maryland
______________________
(Address of principal executive offices)

20850
____________________
(Zip Code)

(240) 864-2600
_____________________
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.	Changes in Registrant’s Certifying Accountant

Dismissal of Independent Accountant

On April 2, 2010, the Audit Committee of the Board of Directors of EntreMed, Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“Ernst & Young”) as its independent registered public accounting firm.

Except for an explanatory paragraph in the report of Ernst & Young regarding the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2009 which noted that there was substantial doubt as to the Company's  ability to continue as a going concern, the reports of Ernst & Young on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  The Audit Committee’s decision to dismiss Ernst & Young is intended to help reduce the Company’s expenses.

During the Company’s fiscal years ended December 31, 2009 and 2008 and the subsequent interim period through April 2, 2010 (the “Relevant Periods”) (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished a copy of this Current Report on Form 8-K prior to its filing to Ernst & Young and, in response to the Company’s request, Ernst & Young has furnished the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the above statements.   A copy of such letter to the SEC, dated April 6, 2010, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of Independent Accountant

On April 2, 2010, the Company’s Audit Committee engaged Reznick Group, P.C., (“Reznick”) to serve as the Company’s independent registered public accounting firm.

During the Relevant Periods, neither the Company nor anyone on behalf of the Company consulted with Reznick on any matter regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Reznick concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated April 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMED, INC.

By:	/s/ Cynthia W. Hu
Name: Cynthia W. Hu
Title: Chief Operating Officer, General Counsel & Secretary

Date:  April 7, 2010

EXHIBIT INDEX

Exhibit	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated April 6, 2010.